Exhibit 33.1

Wells Fargo Bank	Commercial Mortgage Servicing
Duke Energy Center	MAC D1086-120
550 S. Tryon Street
Charlotte, NC 28202
Tel: 800 326 1334

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing (“CMS”), a division of Wells Fargo Bank, National Association, (the “Company”), is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission (“SEC”) relating to the servicing of commercial mortgage loans (the “Platform”), except for servicing criteria 1122(d)(l)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2012. Appendix A identifies the commercial mortgage pools and other structures involving the commercial mortgage loans constituting the Platform. Appendix B identifies the applicable servicing criterion with respect to the Platform.

With respect to servicing criterion 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by this criterion, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2012 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(l)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i) and 1122(d)(4)(vi), the Company has engaged various vendors to perform certain activities covered by these servicing criteria. The Company’s management has determined that none of these vendors is a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with these servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (“Interpretation 17.06”). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform as of and for the year ended December 31, 2012. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2012, the Company has complied in all material respects with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform.

Wells Fargo Bank, N.A.

Wells Fargo Bank Duke Energy Center	Commercial Mortgage Servicing MAC D1086-120 550 S. Tryon Street Charlotte, NC 28202 Tel: 800 326 1334

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2012.

March 14, 2013

/s/ Daniel E. Bober
Executive Vice President Commercial Mortgage Servicing Wells Fargo Bank, National Association

Wells Fargo Bank, N.A.

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

Prudential (B-Note in INV 565,
WFB—CMO for sale	Coronado)	PCM Trust 2003-PWR1
Deutsche Bank (B-Notes in INV 543,
Wels Fargo Bank—Idaho	Glenborough &PACC 55)	BSCM 2003-PWR2
Société Générate (B-Note in INV 543,
Wels Fargo Bank—Utah	Equastone)	BSCM 2004-PWR3
Landesbank Baden Wurttemberg (C-
Wels Fargo Bank—New Mexico	Note to Inv 623, Beachwood)	BSCM 2004-PWR4
Wels Fargo Bank—participation	CRESS 2008-1 CDO(B note to Inv 765,
(participation #330908521)	Plaza El Segundo)	BSCM 2004-PWR5
Wels Fargo Bank—Oregon	UBS (B note to Inv 765, Hotel Pacific)	BSCM 2004-PWR6
The CIT Group—Timberland B Note
Wels Fargo Bank—Portfolio	(INV 763)	BSCM 2005-PWR7
Deutsche Genossenschafts
Hypothekenbank AG (Columbia Center
Wels Fargo Bank—Held For Sale	B2 Note—INV 763)	BSCM 2005-PWR8
Landesbank Rheinland-Pfalz (Ritz
Wels Fargo Bank—Bridge Loans	Carlton B note-INV 568)	BSCM 2005-PWR9
Landesbank Sachsen Aktiengesellschaft
Wels Fargo Bank—Self Storage	(120 Broadway, B note, INV 752)	BSCM 2005-PWR10
LEM Mezzanine Inc. (Parkoff Portoflio
Wels Fargo Bank—CREAM	B Note-INV 763)	BSCM 2006-PWR11
NBS Real Estate Capital (Wilson Farms
Wels Fargo Bank—WFRF—Portfolio	Plaza, B note, INV 767)	BSCM 2006-PWR12
Wels Fargo Bank—WFRF—	Aareal Capital Corporation
McDonald’s	(participation)	BSCM 2006-PWR14
Wels Fargo Bank—WFRF—CRG	HSBC Realty Credit Corporation
Franchise	(participation #330908521)	BSCM 2007-PWR15
MSCI 2003-IQ5 (Plaza Office Realty	PNC Bank, N.A. (participation
Pari Passu—A2)	#330908521)	BSCM 2007-PWR16
GMAC 2003-C3 (609 5th Avenue Pari	Quadrant Fund I, LLC (Roanoke West,
Passu—Al)	B Note, 130201996, 564)	BSCM 2007-PWR17
JPMC 2004-CIBC9 (1114 Trizechahn	AG Core Plus II Corp. (The Axton Loan
Grace Building—Al)	- #700205972 & #700505973)	BSCM 2007-PWR18
LB/UBS 2005-C5 (200 Park Ave-A2,
Courtyard by Marriot-A2, Park Ave	Industrial and Commercial Bank of
Plaza-A2, 1345Ave-A2)	China (ICBC) participated CMO loan	MSDWMC 2001-TOP1
Wurttemberger Hypo (1345 AVENUE
OF THE AMERICAS (NOTE 2) &	Starwood Property Mortgage, LLC
PARK AVE PLAZA (NOTE-2A)	(Easton Town Center, sold from TIAA)	BSCM 2001-TOP2

Wachovia 2005-C20 (U-Haul portfolio	Syndicated Loan CMO &
pari passu w/ INV 565)	REBG_Oakland City Center/iStar	MSDWMC 2001-TOP3
LBUBS 2005-C7 (200 Park A-3 and	People’s United Bank (Cole MT
Courtyard by Marriot A-3)	Bellevue, participated CMO)	BSCM 2001-TOP4

BACM 2005-6 (InTown Suites	IMMG (4 Union South #330916520,
Portfolio B )-WF primary only	participated CMO)	MSDWMC 2001-TOP5

Wachovia 2006-C28 (Gas Co.	Sovereign Bank (4 Union	BSCM 2002-TOP6
#580203404, pari passu with INV 753)	South, participated IMMG & CMO)
MLFT 2006-1 (WF primary only)	TD Bank (Olympic Tower #330916473, participated CMO, Inv 473 & Inv 458)	MSDWMC 2002-TOP7
JPM 2006-LDP9 (Bank of America A2, Al is in #755)	PB Capital (Olympic Tower #330916473 participated CMO, Inv 472 & Inv 458)	BSCM 2002-TOP8
BACM 2007-1(WF primary only)	West River (Port Charlotte participation, inv 771, #440000001)	MSDWMC 2003-TOP9
JPM 2007-LDP10 (Solano Pari Passu)-	All State (participate CMO loan,
WF primary only	#390909781)	BSCM 2003-TOP10
MSCI 2007-IQ16 (Easton Town
Center, A2, INV628)	CDO_Remittance (WBCDO2006-1)	MSCII 2003-TOP11
JPM 2005-LDP3 (McLean Transfer
4/2009) WF Primary only	WFDB 201l-BXR_Mezz loans	BSCM 2003-TOP12
CIBC (participation
#330916384_Westshore Mall
(29.2682926829%)	WFDB 201l-BXR_Mezz loans	MSCII 2004-TOP13
Raymond James Bank (participation
#330916384 Westshore Mall	Liberty Life Insurance (Fox River Mall
(19.512195121951%)	B note; A note =inv 630, #310911895)	BSCM 2004-TOP14
Real Estate Alternatives Port—B Note	PB Realty (participated CMO loan,
for 572	#330912417)	MSCII 2004-TOP15
Citibank (BRE Tarpon Mariner &
JP Morgan CB 2003-CIBC7—PP 554	Nationwide Innkeepers Portfolio)	BSCM 2004-TOP16
CapLease CDO 2005-1—B Notes for	United Overseas Bank (724 Fifth
554	Avenue)	MSCII 2005-TOP17
Cadim Note Inc.—B Note for 558	Bank of Taiwan (724 Fifth Avenue)	BSCM 2005-TOP18
TIAA—B Notes Grace Building (for
170)	Bank of East Asia (724 Fifth Avenue)	MSCII 2005-TOP19
Variable Annuity Life Ins. Co.
(VALIC)—B Note/559—MEZZ/564	Morgan Stanley 1998-WF2	BSCM 2005-TOP20
First SunAmerica Life Insurance Co.—
B Notes/559	Morgan Stanley 1999-WF1	MSCII 2006-TOP21
AIG Life Insurance Co.—B Note 559	Bear, Stearns 1999-WF2	BSCM 2006-TOP22
Metlife—B Note for 561	Bear, Stearns 2000-WF1	MSCII 2006-TOP23
Morgan Stanley 2005-HQ5-pari passu—
Wells REIT for 561	Bear, Stearns 2000-WF2	BSCM 2006-TOP24
LBUBS 2005-C2—B Notes/563 and
564	Morgan Stanley 1997-WF1	MSCII 2007-TOP25
Metropolitan Life Insurance Co.—Al
Note 200 Park Avenue (Senior Mezz) for 564	Morgan Stanley 1998-WF1	BSCM 2007-TOP26
ING Real Estate Finance LLC—A2
Note 200 Park Avenue (Senior Mezz)- for 564	Morgan Stanley 1999-LIFE1	MSCII 2007-TOP27
LRP Landesbank Rheinland-PFALZ—
A3 Note 200 Park Avenue (Senior
Mezz)-for 564	CSFB 1999-C1	BSCM 2007-TOP28
AIB DEBT Management LTD.—A4
Note 200 Park Avenue (Senior Mezz)- for 564	Morgan Stanley 2000-LIFE1	MSCII 2008-TOP29

Basis Real Estate Capital (Inv 769 Jr Participation Notes)	MSDW 2000-PRIN	WFRBS 2011-C4
Bald Eagle Investors (RiverCenter I&II, B Note, 700401904, 628)	CS First Boston 1994-CFB1	MLMT 2006-C1
Concord Real Estate CDO 2006-1
(Cerritos Corporate Mezz)	Morgan Stanley 2000-LIFE2	BSSBCM Trust 2006-1
New York Life Insurance Co. (1345 ave-Cl note)-for 620	GSMS 2006-GSFL8	UCB 2007-1
Hartford Life and Accident Co. (1345 ave-C2 note)-for 620	COMM 2007-FL14	JPM 2006-CIBC15
Metropolitan Life Insurance Co. (1345 ave -C3,C4 notes)-for 620	WFDB 2011-BXR	MSCI 2006-HQ9
Sorin Real Estate (Courtyard by Marriot B2 note)-for 564	MSDW 2003-HQ2	JPM 2006-LDP8
Bayerische Landesbank (200 Park Ave Senior Mezz A6 note)-for 564	JPM 2003-LN1	MSCI 2006-HQ10
Hartfod Accident & Indemnity (900 Michigan B-l Note)-for 564	MSCI 2003-IQ6	JPM 2006-CIBC17
Prima Capital Advisors, LLC (900 Michigan B-2 Note)-for 564	MSCI 2004-HQ3	MLCFC 2006-4
LandesBank Hessen-Thuringen (King of Perrusia B-l Note) -for 622	MSCI 2004-IQ7	MLCFC 2007-5
MSCI 2003-IQ4 PP to 552, 609, 610	Goldman 2004-GG2	MLCFC 2007-6
Morgan Stanley Mortgage Capital (Interim Serviced)	MSCI 2004-IQ8	MSCI 2007-IQ13
LBUBS 2004-C8 (A2 Grace Building) for inv 170 & 615	MSCI 2004-HQ4	MSCI 2007-IQ14
ColFin London Funding, LLC	MSCI 2005-IQ9	JPM 2007-CIBC19
Morgan Guaranty Trust Co. of NY	LBUBS 2005-C2	MLMT 2007-C1
Nationwide Life Insurance Company	LBUBS 2005-C3	MSCI 2007- HQ12
Vertical CRE CDO 2006-1 (B1 Note: Royal Holiday-INV178)-850203520	MSCI 2005-HQ6	MLCFC 2007-8
Capital Trust (Cl Note: Royal Holiday-INV178)-850203604	1345 Ave of America and Park Plaza FB 2005-1	JPM 2007-LDP12
Lexington Realty Trust (B-Notes in ML-CFC 2007-5, INV757)	MSCI 2005-HQ7	MSCI 2007-IQ16
A-Star Finance (B-Note in ML-CFC 2007-6, INV758)	MSCI 2006-HQ8	MLCFC 2007-9
WFRBS 2011-C2 CBA-Mezzanine Capital Finance, LLC BSCM 2005-TOP20 (Non-pooled portion only)	MSCI 2006-IQ11 COMM 2007-FL14 (Non-pooled portion only) MSCII 2007-TOP27 (Rake Bond, 330 West 34th Street Mortgage Loan-no property)	JPM 2008-C2 WFCM 2010-C1 JPMorgan Special Servicing Portfolio
MSCI 2006-TOP21 (Non-pooled portion only) GMAC 2003-C1 (Oakbrook Shopping Pari Passu—A3) Hypo Real Estate Capital Corp. B Notes for 555	AG Core Plus II Corp. (The Axton Loan—#700205972 & #700505973) Sumitomo MBC (Cole MT Bellevue, Participated CMO) Royal Bank of Cananda (participated CMO loan, #33091 1464)	SunTrust Bank (participated CMO loan, #330911464) MSCII 2003-IQ4 Class TN HVB 2003-FL1
GCCFC 2005-GG3—PP 559	BSCM 2002-PBW1

JPMC 2006-LDP7
2001-CMLB-l	JPMCC 2012-C6	COMPANION
1166 AVENUE OF AMERICAS 2005-		JPMC 2006-LDP9
C6	JPMC 2012-CIBX	COMPANION
1166 AVENUE OF THE AMERICAS		JPM 2012-CIBX
2002-C5	LEHMAN 2006 LLF-C5	COMPANION
ONE LINCOLN 2004-C3	LB 1998 C4	JPMC 2003 C1 COMPANION
7 WORLD TRADE CENTER 2012-		JPMC 2005-LDP2
WTC	LB 1999 C1	COMPANIONS
JPMC 2006-FL1
AMERICOLD 2010-ART	LB 1999 C2	COMPANION
BANC OF AMERICA COMM MTG		JPMC 2006 FL2
2006-1	LB-UBS 2003-C1	COMPANION
BANC OF AMERICA COMM MTG		JPMCC 2007-FL1
2005-6	LB-UBS 2003-C3	COMPANION
BANC OF AMERICA COMM MTG		LEHMAN 2005-LLF C4
2006-2	LB-UBS 2003 C5	(COMPANIONS)
BANC OF AMERICA COMM MTG
2006-5	LB-UBS 2003 C7	LEHMAN 2006 LLF-C5C
BANC OF AMERICA COMM MTG		LB UBS 2003 C3
2007-3	LB UBS 2003 C8	COMPANION
BA-FUNB 2001-3	LB UBS 2004 C1	LB-UBS 2003 C7 (B-NOTE)
LB UBS 2004 C1
BB-UBS 2012-SHOW	LB UBS 2004 C4	COMPANION
LB UBS 2005 C1
BB-UBS 2012-TFT	LB UBS 2004 C6	COMPANION
LEHMAN-UBS 2005 C5
BEAR 1999-C1	LB UBS 2004 C7	COMPANION
LB-UBS 2005-C7
TIMES SQUARE HOTEL TRUST	LB UBS 2004 C8	COMPANION
LB-UBS 2006 C1
CITIGROUP CMT 2004 C1	LB UBS 2005 C1	COMPANION
LB UBS 2006-C4
CITIGROUP 2005 C3	LB-UBS 2005 C5	COMPANION
LB-UBS 2006-C6
CITIGROUP 2006 C5	LB-UBS 2005 C7	COMPANION
LB UBS 2006-C7
CITIGROUP 2006-FL2	LB-UBS 2006 C1	COMPANION
LB UBS 2007-C2
CITIGROUP 2007-C6	LB-UBS 2006 C3	COMPANION
COUNTRYWIDE 2007-MF1	LB UBS 2006-C4	MBFHA1
ML-CFC 2007-7
CITIGROUP 2012-GC8	LB UBS 2006-C6	COMPANION
MORGAN STANLEY 2007-
CITY CENTER 2011-CCHP	LB UBS 2006-C7	HQ13 COMPANION
MORGAN STANLEY 2007
CD 2006-CD2	LB-UBS 2007-C2	IQ14
CD 2006-CD3	LB-UBS 2007-C6	NS 2012-1 COMPANION
RBS 2010-MB1
CD 2007-CD4	LB-UBS 2007-C7	COMPANION
STRATEGIC LAND JOINT
CD 2007-CD5	LB UBS 2008-C1	VENTURE 2
CHASE 1999-2	LB UBS 2000 C3	TWFHA1

UBS-CITIGROUP 2011-C1
CHASE 2000-2	LB UBS 2000 C5	COMPANION
WACHOVIA 2004-C10
CHASE 2000-3	LB UBS 2001 C2	COMPANION
WACHOVIA 2004-C11
CHASE-FUNB 1999-1	LB UBS 2001 C3	COMPANION
WACHOVIA 2004-C15
CAPLEASE CDO 2005-1	LB UBS 2001 C7	COMPANION
WACHOVIA 2005-C17
CMAT 1999 C1	LB UBS 2002 C1	COMPANION
WACHOVIA 2005-C19
COBALT 2006-C1	LB UBS 2002 C2	COMPANION
WACHOVIA 2005-C20
COBALT 2007-C2	LB UBS 2002 C4	COMPANION
WACHOVIA 2005-C21
COBALT 2007- C3	LB UBS 2002 C7	COMPANION
WACHOVIA 2005-C22
COMM 2006 FL12	MEZZ CAP 2004-C1	COMPANION
WACHOVIA 2005-WHALE 6
COMM 2009-K3	MEZZ CAP 2004-C2	NON-TRUST
WACHOVIA 2006-C24
COMM 2009-K4 PRIMARY	MEZZ CAP 2005-C3	COMPANION
WACHOVIA 2006-C25
COMM 2010-C1	MEZZ CAP 2006-C4	COMPANION
WACHOVIA 2006-C27—
COMM 2011-FL1	MEZZ CAP 2007-C5	COMPANION
WACHOVIA 2006-C28
COMM 2011-STRT	ML 1997-C2	COMPANION
WACHOVIA 2006-C29
COMM 2011 THL	ML 1998-C3	COMPANION
WACHOVIA 2006 WHALE 7
COMM 2012-9W57	MERRILL LYNCH 1998 C2	NON TRUST
WACHOVIA 2007-C30
COMM 2012-CCRE1	ML-CFC 2006-1	COMPANION
WACHOVIA 2007-C31
COMM 2012-CCRE2	ML-CFC 2006-2	COMPANION
WACHOVIA 2007-C32
COMM 2012-CCRE3	ML-CFC 2007-6	COMPANION
WACHOVIA 2007-C33
COMM 2012-CCRE4	ML-CFC 2007-7	COMPANION
WACHOVIA 2007-C34
COMM 2012-FL2	MERRILL LYNCH 1996 C2	COMPANION
WACHOVIA 2007-WHALE 8
COMM 2012-LC4	MLMT 2002 MW1	NON TRUST
WACHOVIA 2003-C9
COMM 2012-MVP	MLMT 2005-CKI1	COMPANION
CONCORD REAL ESTATE CDO		WFRBS 2012-C10
2006-1	MLMT 2006-C2	COMPANION
WFRBS 2012-C7
CSFB 2006-C2	MERRILL LYNCH 2008-C1	COMPANION
	MARATHON REAL ESTATE CDO	WFRBS 2012-C8—
CSCMT 2007-C2	2006-1	COMPANION
WS WEST COUNTY MALL
CSCMT 2007-C3	MORGAN STANLEY 2007 IQ14	2003 C3A
ACCOR MEZZ
CSCMC 2007-C4	MORGAN STANLEY BAML 2012-C6	WAREHOUSE

AC VENTURES
CS FIRST BOSTON 1997 C2	MORGAN STANLEY 2011-C3	WAREHOUSE
CSFB 2006 TFL2 (TITAN)	MORGAN STANLEY 2007-HQ13	AMC ROCK SPRINGS LLC
ARCHETYPE & BARCLAYS
CS FIRST BOSTON 1997 C1	NEWCASTLE CDO VIII	REPO
ARCHETYPE MORTGAGE
CS FIRST BOSTON 1998 C2	NEWCASTLE CDO IX	FUNDING I LLC
DEXIA REAL ESTATE
CAPITAL SOURCE RELT 2006-A	NORTEL NETWORKS TRUST 2001-1	CAPITAL MARKETS
DEXIA REAL ESTATE
DBUBS 2011-LC1	NS 2012-1	PORTFOLIO
ALABAMASAVES
DBUBS 2011-LC2	NORTHSTAR CDO IV LTD	WAREHOUSE
BANCORP BANK
DBUBS 2011-LC3	NORTHSTAR CDO VI	WAREHOUSE
NORTHSTAR CDO IX PRIMARY
DDR I 2009-DDR1	(MEMORIAL MALL)	BARCLAYS WAREHOUSE
JEMB MADISON AVE LLC
DLJ 1998-CG1	NORTHSTAR CDO VIII	(BASIS I—292 MAD)
	OBP DEPOSITOR, LLC TRUST 2010-	BASIS RE CAPITAL II
DLJ 1999-CG1	OBP	(REPO)
DLJ 1999-CG2	RBS 2010-MB1	BB&T WAREHOUSE
BELVEDERE CAPITAL
DLJ 1999-CG3	RITE AID 1999-1	WAREHOUSE
BICOASTAL (A
BLACKSTONE CREDIT
DMARC 1998-C1	RMF 1997-1	FACILITY)
ENERGY PLAZA LEASE TRUST	RESOURCE REAL ESTATE FUNDING
2002	CDO 2006-1	BLACKSTONE (BRE/MWT)
EXTENDED STAY AMERICA		BREDS LOAN CAPITAL IV
TRUST 2010-ESH	RESOURCE REF CDO 2007-1	REPO WAREHOUSE
BREDS EHY REPO
FONTAINEBLEAU 2012-FBLU	TIAA 2007-C4	WAREHOUSE
BREDS LOAN CAPITAL II
FREMF 2010-K6 PRIMARY ONLY	UBS 2012-C1	REPO WAREHOUSE
BREDS LOAN CAPITAL
FREMF 2010-K7	UBS-BARCLAYS 2012-C2	REPO WAREHOUSE
BREDS SOCGEN
FREMF 2010-K8	UBS-BARCLAYS 2012-C4	WAREHOUSE
FREMF 2010-K9	UBS-CITIGROUP 2011-C1	BREDS STC ACQUISITION
FREDDIE MAC 2010 K-SCT	VORNADO DP LLC 2010-VNO	BMC MORTGAGES VI
FREMF 2011-K10—PRIMARY ONLY	VNO 2012-6AVE	BUCHANAN FUND V
FREMF 2011-K11	WACHOVIA 2005-WHALE 6	CANTOR CRE LENDING LP
CANTOR REPO WITH MET
FREMF 2011 K12 PRIMARY ONLY	WACHOVIA 2006-WHALE 7	LIFE
CAPITAL LEASE
FREMF 2011-K13	WACHOVIA 2007-WHALE 8	WAREHOUSE-398 & 526
FREMF 2011-K14 PRIMARY ONLY	WACHOVIA 2002 C1	CF BRANCH WAREHOUSE
CITIGROUP GLOBAL
FREMF 2011-K15	WACHOVIA 2002 C2	MARKETS REALTY CORP
CP III JEFFERSON
FREMF 2011-K16—PRIMARY ONLY	WACHOVIA 2003 C3	MIDVALE, LLC

FREMF 2011-K701	WACHOVIA 2003-C4	CREXUS WAREHOUSE
CREDIT SUISSE
FREMF 2011-K702	WACHOVIA 2003-C5	WAREHOUSE INT’L (USD)
FREMF 2011-K703	WACHOVIA 2003-C6	DILLON READ
FREMF 2011-K704	WACHOVIA 2003-C7	EMMES WAREHOUSE
FREMF 2011-KAIV PRIMARY		ESSEX PORTFOLIO, L.P.
ONLY	WACHOVIA 2003-C8	WAREHOUSE
FREMF 2012-K17 PRIMARY AND
SPECIAL	WACHOVIA 2003-C9	FII F DEBT ACCT PTE LTD
FREMF 2012-K18—PRIMARY ONLY	WACHOVIA 2004 C10	FIVE MILE WAREHOUSE
WACHOVIA RED—TAX
FREMF 2012—K19 PRIMARY ONLY	WACHOVIA 2004 C11	CREDIT
GERMAN AMERICAN /
FREMF 2012-K20	WACHOVIA 2004-C12	DEUTSCHE WAREHOUSE
GACC/DEUTSCHE
FREMF 2012-K21—PRIMARY ONLY	WACHOVIA 2004 C14	FLOATING WAREHOUSE
GERMAN AMERICAN
FREMF 2012-K22 (PRIMARY		CAPITAL CORPORATION
ONLY)	WACHOVIA 2004 C15	WARE
GREENWICH CAPITAL
FINANCIAL PRODUCTS
FREMF 2012-K23	WACHOVIA 2005-C16	INC
FREMF 2012-K501—PRIMARY		H2 CREDIT PARTNERS
ONLY	WACHOVIA 2005 C-16C	WAREHOUSE
FREMF 2012-K705—PRIMARY		HELIOS AMC, LLC
ONLY	WACHOVIA 2005 C17	WAREHOUSE
FREMF 2012-K706	WACHOVIA 2005-C18	HTM FUND 1 LLC
FREMF 2012-K707	WACHOVIA 2005-C19	JLC WAREHOUSE I LLC
FREMF 2012-K708	WACHOVIA 2005-C20	JLC WAREHOUSE II LLC
FREMF 2012-K709—PRIMARY
ONLY	WACHOVIA 2005-C21	KARLIN LAS PALMAS, LLC
KAUFLAND
FREMF 2012-K710 PRIMARY ONLY	WACHOVIA 2005-C22	PARTICIPANTS
FREMF 2012-K711	WACHOVIA 2006-C23	MS KEARNY CPB 1
KEARNY CREDIT
FREMF 2012-KF01 PRIMARY ONLY	WACHOVIA 2006-C24	FACILITY WAREHOUSE
FREMF 2012-KP01 PRIMARY ONLY	WACHOVIA 2006-C25	LADDER DEUTSCHE REPO
FOUR TIMES SQUARE 2006—4TS	WACHOVIA 2006-C26	LADDER JPM REPO
FUNB-BA 2001 C1	WACHOVIA 2006-C27	LADDER MET LIFE REPO
LADDER CAPITAL LLC
FULB 1997 C2	WACHOVIA 2006-C28	REPO
LADDER WELLS FARGO
FULB 1997 C1	WACHOVIA 2006-C29	REPO
LEHMAN BROTHERS
FUNB 1999 C4	WACHOVIA 2007-C30	BANKHAUS
LEHMAN BROTHERS
FUNB 2000 C1	WACHOVIA 2007-C31	WAREHOUSE
LEHMAN BROTHERS
FUNB 2000 C2	WACHOVIA 2007-C32	WAREHOUSE
LOANCORE (JEFFERIES)
FUNB 2001 C2	WACHOVIA 2007-C33	WAREHOUSE

FUNB 2001 C3	WACHOVIA 2007-C34	MACQUARIE WAREHOUSE
MEZZ CAP LLC (FKA CBA
FUNB 2001 C4	WACHOVIA 2007-ESH	MEZZ)
FUNB 2002 C1	WB FNB 2004-1	MEZZ CAP REIT I, INC
FUNB 1999 C1	WB RDI 2004-1	MEZZ CAP NOTE SALES
FUNB/CHASE 1999 C2	WACHOVIA CRE CDO 2006-1	MODERN BANK, N.A.
MORGAN STANLEY
GREENWICH CCFC 2002 C1	WFCM 2012-LC5	WAREHOUSE
MARATHON STRUCTURED
GREENWICH CCFC 2003-C1	WFRBS 2011-C3	FINANCE FUND LP
NATIXIS REAL ESTATE
GREENWICH CCFC 2003-C2	WFRBS 2011-C4—PRIMARY	CAPITAL
NBS REAL ESTATE
GREENWICH CCFC 2004-FL2	WFRBS 2011-C5	CAPITAL WAREHOUSE
NORTHSTAR-CITI REPO
GREENWICH CCFC 2004-GG1	WFRBS 2012-C10	WAREHOUSE
NORTHSTAR-DORAL
GREENWICH CCFC 2005-FL3	WFRBS 2012-C6	WAREHOUSE (NRFC)
NRFC II REPO
GREENWICH CCFC 2005-GG5	WFRBS 2012-C7	WAREHOUSE
GREENWICH CCFC 2006-FL4	WFRBS 2012-C8	NRFC REPO WAREHOUSE
NORTHSTAR-DORAL
GREENWICH CCFC 2007-GG11	WFRBS 2012-C9	WAREHOUSE (NSREIT)
7 WORLD TRADE CENTER 2012-WTC
GREENWICH CCFC 2007-GG9	COMPANION	NORTHSTAR WAREHOUSE
NXT CAPITAL FUNDING II,
GE 2002 C2	BA-FUNB 2001-3 B NOTES	LLC
PRIME FINANCE
GECC 2000-1	CITIGROUP 2005 C3 COMPANION	PARTNERS III, LP
GECC 2001-1	CITIGROUP 2006-FL2 COMPANION	PFP III SUB I, LLC
PRIME AND METLIFE
GECC 2001-3	CITIGROUP 2007-C6 COMPANION	REPO
GECC 2002-1	CITIGROUP 2012-GC8 COMPANION	PFP II SUB I, LLC
CITY CENTER 2011-CCHP
GECC 2002-3	COMPANION	POOK MD FUNDINGS, LLC
PRIME FINANCE
GECC 2003-C2	CD 2006-CD3 COMPANION	PARTNERS I, L.P.
PRIME FINANCE
GECMC 2004 C2	CD 2007-CD4 COMPANION	PARTNERS II, L.P.
RBS WAREHOUSE
GE 2006 C1	CHTOWER1
RESOURCE CAPITAL
GECMC 2007-C1	COBALT 2007- C3 COMPANION	CORP. WAREHOUSE
RESOURCE CAPITAL REPO
DOLLAR GENERAL	COBALT 2007-C2 COMPANION	WAREHOUSE
GRAND PACIFIC BUSINESS LOAN		REXFORD INDUSTRIAL
TRUST 2005-1	COMM 2006-FL12 COMPANION	FUND V LP WAREHOUSE
RLJ III—FINANCE
GSMS 2012-BWTR	COMM 2010-C1 COMPANION	HOLDINGS, LLC
ROCKWOOD CAPITAL,
GSMS 2012-TMSQ	COMM 2011-FL1 COMPANION	LLC (NORTHROCK)
GOLDMAN 2007-GG10	COMM 2012-LC4 COMPANION	SAF FUNDING, LLC

GSMS 2010-C2	CREST 2003-2	SHORENSTEIN
WAREHOUSE

SL GREEN REALTY
GSMS 2011-ALF	CSCMT 2007-C4 COMPANION	CORP/GRAMERCY
GSMS 2011-GC3	DBUBS 2011-LC1 COMPANION	SL GREEN — JPM REPO
GSMS 2011-GC5	DBUBS 2011-LC3 COMPANION	SL GREEN WAREHOUSE
	EXTENDED STAY AMERICA 2010-	SQUARE MILE/RAM ACQ,
GSMS 2012-ALOHA	ESH MEZZ	LLC
STARWOOD & DEUTSCHE REPO
GSMS 2012-GCJ7	FHLMC COLNAT
	FOUR TIMES SQUARE 2006 — 4TS	STARWOOD & GOLDMAN
GSMS 2012-GCJ9	COMPANION	REPO
GSMS 2012-SHOP	FUNB 2001 C2 B NOTES	STARWOOD AND CITI REP
STARWOOD CITI REPO
GOLDMAN SACHS 2005-ROCK	FUNB 2001 C3 B NOTES	SUB 6
STARWOOD AND
	GREENWICH CCFC 2004-FL2	FORTRESS SA
GOLDMAN 2006-GG6	(COMPONENT)
STARWOOD PROPERTY
	GREENWICH CCFC 2005-FL3	MORTGAGE LLC
GOLDMAN 2006-GG8	(COMPONENT)	WAREHOUSE
	GREENWICH CCFC 2007-GG11	STARWOOD PROPERTY
GSMSC 2010-C1	COMPANION	MORTGAGE SUB-2, L.L.C.
GOLDMAN 2010-K5 — PRIMARY	GREENWICH CCFC 04 GG1	WACHOVIA RED —
ONLY	COMPANION	STRUCTURED FINANCE
	GREENWICH CCFC 05 GG5	STARWOOD TIAA
HMAC 1999 PH1	COMPANION	ACQUISITION
GREENWICH CCFC 2006-FL4
JPMC 2001 CIBC3	COMPANION	TALOS WAREHOUSE
	GREENWICH CCFC 2007-GG9	TEACHERS INSURANCE &
JPMC 2002 Cl	COMPANION	ANNUITY ASSOCIATION
	GREENWICH CCFC 2003 Cl	TRT LENDING
JPMC 2002 C2	COMPANION	SUBSIDIARY LLC
	GREENWICH CCFC 2003 C2	TRT LENDING REPO
JPMC 2002 CIBC5	COMPANION	WAREHOUSE
JPMC 2003-C1	GECC 2002-3 COMPANION	UBS WAREHOUSE
JPMC 2003 CIBC6	GECC 2003-C2 COMPANION	VALSTONE WAREHOUSE
VCC HEALTHCARE FUND, LLC
JPMC 2003 ML1	GOLDMAN 2007-GG10 COMPANION
VORNADO REALTY L.P.
JPMC 2005 LDP 1	GOLDMAN 2006-GG6 COMPANIONS	WAREHOUSE
JPMC 2005-LDP2	GOLDMAN 2006-GG8 COMPANIONS	WASHINGTON SUB, LLC
WACHOVIA GENERAL
JPMC 2006 FL1	GSMS 2010-C2 COMPANION	PARTICIPANT
WBI WAREHOUSE (EUR) 007
JPMC 2006 FL2	GSMS 2011-GC3 COMPANION
WBI WAREHOUSE (GBP) 008
JPMC 2006-LDP7	GSMS 2011-GC5 COMPANION
WBNA WAREHOUSE (EUR) 004
JPMC 2006-LDP9	GSMS 2012-GCJ7 COMPANION
WBNA WAREHOUSE (GBP) 014
JPMCC 2007-FL1	GSMSC 2010-C1 COMPANION

JPMCC 2007-LDP10	JPMCC 2007-LDP10 COMPANION	WFIL WAREHOUSE (EUR) 005
JPMCC 2007-LDP11	JPMCC 2007-LDP11 COMPANION	WFIL WAREHOUSE (GBP) 006
JPMC 2011-PLSD YELLOW BRICK REAL ESTATE CAPITAL I, LLC COMM 2002-WFA	JPMC 2003-ML1 COMPANION ZCOF 2009-1 RE LOAN HOLDINGS, L.L.C FLIK03EPR	WEST RIVER WAREHOUSE CHASE 2000-1 GECC 2001-2
MLMT0MW1A	WSWCM03C3A	LBUBS00C5C
ESAT10ESH	VFMMT02C4A	COMM11STRT

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO THE PLATFORM

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(l)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(l)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(l)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.				X
1l22(d)(l)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration
1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-l(b)(l) of the Securities Exchange Act.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
Il22(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X

Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X (1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(x)(C)	C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X		X(2)
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X		X(2)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(l) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2012 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).